Exhibit 99(1)

Hess Reports Estimated Results for the Fourth Quarter of 2007

Fourth Quarter Highlights:

  Net Income was $510 million compared with $359 million in fourth quarter 2006
  Cash flows from operations were $806 million compared with $779 million in fourth quarter 2006
  Oil and gas production was 390,000 barrels per day, up from 366,000 in fourth quarter 2006
  Reserve replacement was 167 percent in 2007; reserve life increased to 9.5 years

NEW YORK--(BUSINESS WIRE)--Hess Corporation (NYSE: HES) reported net income of $510 million for the fourth quarter of 2007 compared with net income of $359 million for the fourth quarter of 2006. The after-tax results by major operating activity were as follows:

	Three months ended		Year ended
	December 31 (unaudited)		December 31 (unaudited)
	2007	2006	2007	2006
	(In millions, except per share amounts)

Exploration and Production	$583	$350	$1,842	$1,763
Marketing and Refining	31	67	300	394
Corporate	(59)	(27)	(150)	(110)
Interest expense	(45)	(31)	(160)	(127)

Net income	$510	$359	$1,832	$1,920

Net income per share (diluted)	$1.59	$1.13	$5.74	$6.08

Weighted average number of shares (diluted)	321.6	316.4	319.3	315.7

Note: See the following page for a table of items affecting the comparability of earnings between periods.

Exploration and Production earnings were $583 million in the fourth quarter of 2007 compared with $350 million in the fourth quarter of 2006. The Corporation’s oil and gas production, on a barrel-of-oil equivalent basis, was 390,000 barrels per day in the fourth quarter of 2007, an increase of 24,000 from the fourth quarter of 2006. In the fourth quarter of 2007, the Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $76.11 per barrel, an increase of $25.35 per barrel from the fourth quarter of 2006. The Corporation’s average worldwide natural gas selling price was $6.93 per Mcf in the fourth quarter of 2007, an increase of $1.68 from the fourth quarter of 2006.

Oil and gas proved reserves increased to 1,330 million barrels of oil equivalent at the end of 2007 from 1,243 million barrels at the end of 2006. During 2007, the Corporation added 234 million new barrels of oil equivalent to proved reserves. These additions, which are subject to final review, replaced approximately 167 percent of the Corporation’s 2007 production and increased its reserve life to 9.5 years.

Marketing and Refining earnings were $31 million in the fourth quarter of 2007 compared with $67 million in the fourth quarter of 2006 reflecting reduced margins and trading results. Refining earnings were $27 million in the fourth quarter of 2007 compared with $45 million in the fourth quarter of 2006. Marketing earnings were $19 million in the fourth quarter of 2007 compared with $17 million in the fourth quarter of 2006. Trading activities generated a loss of $15 million in the fourth quarter of 2007 compared with income of $5 million in the fourth quarter of 2006.

The following items, on an after-tax basis, are included in net income (in millions):

	Three months ended		Year ended
	December 31		December 31
	2007	2006	2007	2006
Exploration and Production
Gains from asset sales	$-	$-	$15	$236
Asset impairments	(56)	-	(56)	-
Estimated production imbalance settlements
	-	-	(33)	-
Income tax adjustments	-	-	-	(45)
Accrued office closing costs	-	-	-	(18)
Marketing and Refining
LIFO inventory liquidation	24	-	24	-
Corporate
Legal matters	(25)	-	(25)	-

	$(57)	$-	$(75)	$173

In the fourth quarter of 2007, the Corporation recorded an after-tax charge of $56 million related to asset impairments at two mature fields in the U.K. North Sea, income of $24 million due to the partial liquidation of prior year LIFO inventories and a charge of $25 million related to MTBE litigation.

Net cash provided by operating activities was $3,507 million for the year 2007 compared with $3,491 million for the year 2006. Capital and exploratory expenditures for 2007 were $3,926 million, of which $3,786 million related to Exploration and Production operations. Capital and exploratory expenditures for 2006 were $4,056 million.

At December 31, 2007, cash and cash equivalents totaled $607 million compared with $383 million at December 31, 2006. Total debt was $3,980 million at December 31, 2007 and $3,772 million at December 31, 2006. The Corporation’s debt to capitalization ratio at December 31, 2007 was 28.9 percent compared with 31.6 percent at the end of 2006.

Hess Corporation will review fourth quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details on the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a global integrated energy company engaged in the exploration, production, purchase, transportation and sale of crude oil and natural gas, as well as the production and sale of refined petroleum products. More information on Hess Corporation is available at www.hess.com.

Forward Looking Statements

Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Fourth	Fourth	Third
	Quarter	Quarter	Quarter
	2007	2006	2007

Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$9,456	$7,155	$7,451
Equity in income of HOVENSA L.L.C.	20	29	19
Other, net	24	22	34

Total revenues and non-operating income	9,500	7,206	7,504

Costs and Expenses
Cost of products sold (excluding items shown separately below)	6,651	5,058	5,322
Production expenses	463	358	394
Marketing expenses	243	254	238
Exploration expenses, including dry holes and lease impairment
	201	140	131
Other operating expenses	46	33	45
General and administrative expenses	208	117	133
Interest expense	71	51	59
Depreciation, depletion and amortization	530	353	365

Total costs and expenses	8,413	6,364	6,687

Income before income taxes	1,087	842	817
Provision for income taxes	577	483	422

Net income	$510	$359	$395

Preferred stock dividends	-	8	-

Net income applicable to common stockholders	$510	$351	$395

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$1	$5	$1
Capitalized interest	1	25	18

Cash Flow Information
Net cash provided by operating activities (*)	$806	$779	$863

Capital and Exploratory Expenditures
Exploration and Production
United States	$291	$269	$270
International	577	715	530

Total Exploration and Production	868	984	800
Marketing, Refining and Corporate	46	47	38

Total Capital and Exploratory Expenditures	$914	$1,031	$838

Exploration expenses charged to income included above
United States	$43	$42	$67
International	66	28	36

	$109	$70	$103

(*) Includes changes in working capital
HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)
	Year Ended December 31,

	2007	2006
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$31,647	$28,067
Equity in income of HOVENSA L.L.C.	176	201
Gain on asset sales	21	369
Other, net	80	81

Total revenues and non-operating income	31,924	28,718

Costs and Expenses
Cost of products sold (excluding items shown separately below)	22,573	19,912
Production expenses	1,581	1,250
Marketing expenses	944	940
Exploration expenses, including dry holes and lease impairment	515	552
Other operating expenses	161	122
General and administrative expenses	614	471
Interest expense	256	201
Depreciation, depletion and amortization	1,576	1,224

Total costs and expenses	28,220	24,672

Income before income taxes	3,704	4,046
Provision for income taxes	1,872	2,126

Net income	$1,832	$1,920

Preferred stock dividends	-	44

Net income applicable to common stockholders	$1,832	$1,876

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(9)	$10
Capitalized interest	50	100

Cash Flow Information
Net cash provided by operating
activities (*)	$3,507	$3,491

Capital and Exploratory Expenditures
Exploration and Production
United States	$1,603	$908
International	2,183	2,979

Total Exploration and Production	3,786	3,887
Marketing, Refining and Corporate	140	169

Total Capital and Exploratory Expenditures	$3,926	$4,056

Exploration expenses charged to income included above
United States	$192	$110
International	156	102

	$348	$212

(*) Includes changes in working capital
HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	December 31,
	2007	2006
Balance Sheet Information

Cash and cash equivalents	$607	$383
Other current assets	6,319	5,465
Investments	1,117	1,243
Property, plant and equipment - net	14,634	12,308
Other long-term assets	3,454	3,043

Total assets	$26,131	$22,442

Current maturities of long-term debt	$62	$27
Other current liabilities	7,962	6,712
Long-term debt	3,918	3,745
Other long-term liabilities	4,415	3,811
Stockholders' equity excluding other comprehensive income (loss)	11,615	9,711
Accumulated other comprehensive income (loss)	(1,841)	(1,564)

Total liabilities and stockholders' equity	$26,131	$22,442
HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Fourth Quarter 2007
	United
	States	International	Total

Sales and other operating revenues	$401	$2,037	$2,438
Non-operating income (loss)	(1)	14	13
Total revenues and non-operating income	400	2,051	2,451
Costs and expenses
Production expenses, including related taxes	71	392	463
Exploration expenses, including dry holes and lease impairment
	122	79	201
General, administrative and other expenses	36	38	74
Depreciation, depletion and amortization	58	454	512
Total costs and expenses	287	963	1,250

Results of operations before income taxes	113	1,088	1,201
Provision for income taxes	44	574	618
Results of operations	$69	$514	$583

	Fourth Quarter 2006
	United
	States	International	Total

Sales and other operating revenues	$244	$1,438	$1,682
Non-operating income	3	18	21
Total revenues and non-operating income	247	1,456	1,703
Costs and expenses
Production expenses, including related taxes	59	299	358
Exploration expenses, including dry holes and lease impairment
	94	46	140
General, administrative and other expenses	30	16	46
Depreciation, depletion and amortization	31	305	336
Total costs and expenses	214	666	880

Results of operations before income taxes	33	790	823
Provision for income taxes	12	461	473
Results of operations	$21	$329	$350

	Third Quarter 2007
	United
	States	International	Total

Sales and other operating revenues	$296	$1,451	$1,747
Non-operating income	1	29	30
Total revenues and non-operating income	297	1,480	1,777
Costs and expenses
Production expenses, including related taxes	80	314	394
Exploration expenses, including dry holes and lease impairment
	79	52	131
General, administrative and other expenses	27	37	64
Depreciation, depletion and amortization	48	297	345
Total costs and expenses	234	700	934

Results of operations before income taxes	63	780	843
Provision for income taxes	25	404	429
Results of operations	$38	$376	$414
HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Year Ended December 31, 2007
	United
	States	International	Total

Sales and other operating revenues	$1,211	$6,287	$7,498
Non-operating income	8	57	65
Total revenues and non-operating income	1,219	6,344	7,563
Costs and expenses
Production expenses, including related taxes	280	1,301	1,581
Exploration expenses, including dry holes and lease impairment	302	213	515
General, administrative and other expenses	130	127	257
Depreciation, depletion and amortization	187	1,316	1,503
Total costs and expenses	899	2,957	3,856

Results of operations before income taxes	320	3,387	3,707
Provision for income taxes	125	1,740	1,865
Results of operations	$195	$1,647	$1,842

	Year Ended December 31, 2006
	United
	States	International	Total

Sales and other operating revenues	$1,232	$5,292	$6,524
Non-operating income	385	43	428
Total revenues and non-operating income	1,617	5,335	6,952
Costs and expenses
Production expenses, including related taxes	221	1,029	1,250
Exploration expenses, including dry holes and lease impairment	353	199	552
General, administrative and other expenses	95	114	209
Depreciation, depletion and amortization	127	1,032	1,159
Total costs and expenses	796	2,374	3,170

Results of operations before income taxes	821	2,961	3,782
Provision for income taxes	296	1,723	2,019
Results of operations	$525	$1,238	$1,763
HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL OPERATING DATA (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

	Fourth	Fourth	Third
	Quarter	Quarter	Quarter
	2007	2006	2007

Operating Data
Net Production Per Day
Crude oil - barrels
United States	34	29	31
Europe	83	111	83
Africa	121	89	123
Asia and other	22	13	20

Total	260	242	257

Natural gas liquids - barrels
United States	11	9	11
Europe	5	7	3

Total	16	16	14

Natural gas - mcf
United States	91	91	87
Europe	290	336	188
Asia and other	300	223	241

Total	681	650	516

Barrels of oil equivalent	390	366	357

Average Selling Price
Crude oil - per barrel (including hedging)
United States	$86.22	$53.64	$73.20
Europe	74.00	50.01	62.06
Africa	72.85	49.77	64.38
Asia and other	86.30	57.09	70.69
Worldwide	76.11	50.76	65.26

Crude oil - per barrel (excluding hedging)
United States	$86.22	$53.64	$73.20
Europe	74.00	51.79	62.06
Africa	84.84	57.11	73.49
Asia and other	86.30	57.09	70.69
Worldwide	81.87	54.46	69.85

Natural gas liquids - per barrel
United States	$63.51	$43.68	$51.27
Europe	70.86	45.19	48.44
Worldwide	66.13	44.33	50.58

Natural gas - per mcf
United States	$6.47	$6.27	$5.80
Europe	8.92	5.55	6.09
Asia and other	5.13	4.39	4.69
Worldwide	6.93	5.25	5.38
HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL OPERATING DATA (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

	Year Ended December 31,

	2007	2006

Operating Data
Net Production Per Day
Crude oil - barrels
United States	31	36
Europe	93	109
Africa	115	85
Asia and other	21	12

Total	260	242

Natural gas liquids - barrels
United States	10	10
Europe	5	5

Total	15	15

Natural gas - mcf
United States	88	110
Europe	259	283
Asia and other	266	219

Total	613	612

Barrels of oil equivalent	377	359

Average Selling Price
Crude oil - per barrel (including hedging)
United States	$69.23	$60.45
Europe	60.99	56.19
Africa	62.04	51.18
Asia and other	72.17	61.52
Worldwide	63.44	55.31

Crude oil - per barrel (excluding hedging)
United States	$69.23	$60.45
Europe	60.99	58.46
Africa	71.71	62.80
Asia and other	72.17	61.52
Worldwide	67.79	60.41

Natural gas liquids - per barrel
United States	$51.89	$46.22
Europe	57.20	47.30
Worldwide	53.72	46.59

Natural gas - per mcf
United States	$6.67	$6.59
Europe	6.13	6.20
Asia and other	4.71	4.05
Worldwide	5.60	5.50
HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL HEDGING INFORMATION (UNAUDITED)

The following is a summary of the Corporation's outstanding crude oil hedges at December 31, 2007:
	Brent Crude Oil*
Maturity	Average Selling Price	Thousands of barrels per day

2008	$25.56	24
2009	25.54	24
2010	25.78	24
2011	26.37	24
2012	26.90	24

* There were no WTI crude oil or natural gas hedges outstanding at December 31, 2007.

The after-tax losses from crude oil hedges were $89 million in the fourth quarter of 2007 and $57 million in the fourth quarter of 2006. After-tax hedge losses totaled $244 million and $285 million for the years ended December 31, 2007 and 2006, respectively. The after-tax deferred hedge loss included in accumulated other comprehensive income at December 31, 2007 amounted to $1.7 billion.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Fourth	Fourth	Third
		Quarter	Quarter	Quarter
		2007	2006	2007

Financial Information (in millions of dollars)

Marketing and Refining Earnings
Income before income taxes		$51	$104	$75
Provision for income taxes		20	37	29

Marketing and Refining Earnings		$31	$67	$46

Summary of Marketing and Refining Earnings
Refining		$27	$45	$25
Marketing		19	17	21
Trading		(15)	5	-

Total Marketing and Refining Earnings		$31	$67	$46

Operating Data (in thousands unless noted)

Refined Product Sales (barrels per day)
Gasoline		205	210	216
Distillates		163	169	134
Residuals		57	57	45
Other		37	33	42

Total		462	469	437

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		488	469	459
HOVENSA - Hess 50% share		244	234	230
Port Reading		63	64	61

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	97.6%	93.7%	91.9%
FCC	150	84.9%	91.2%	82.4%
Coker	58	99.3%	89.8%	92.6%
Port Reading	65	96.3%	98.1%	93.8%

Retail Marketing
Number of retail stations (a)		1,371	1,350	1,362
Convenience store revenue (in millions of dollars) (b)		$255	$253	$279
Average gasoline volume per station (gallons per month) (b)		209	202	232

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.

(b) Company operated only.
HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Year Ended December 31,

		2007	2006

Financial Information (in millions of dollars)

Marketing and Refining Earnings

Income before income taxes		$481	$620
Provision for income taxes		181	226

Marketing and Refining Earnings		$300	$394

Summary of Marketing and Refining Earnings
Refining		$193	$240
Marketing		83	108
Trading		24	46

Total Marketing and Refining Earnings		$300	$394

Operating Data (in thousands unless noted)

Refined Product Sales (barrels per day)
Gasoline		210	218
Distillates		147	144
Residuals		62	60
Other		32	37

Total		451	459

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		454	448
HOVENSA - Hess 50% share		227	224
Port Reading		61	63

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	90.8%	89.7%
FCC	150	87.1%	84.3%
Coker	58	83.4%	84.3%
Port Reading	65	93.2%	97.4%

Retail Marketing
Number of retail stations (a)		1,371	1,350
Convenience store revenue (in millions of dollars) (b)		$1,051	$1,015
Average gasoline volume per station (gallons per month) (b)		215	208

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.

(b) Company operated only.

CONTACT:

Hess Corporation
Investors:
Jay Wilson, 212-536-8940
or
Media:
Jon Pepper, 212-536-8550